UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2022

 ____________________________________________________________________
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________
  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 4, 2022, Oasis Petroleum Inc. (the “Company”) announced its results for the quarter ended March 31, 2022. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Additional Information

In connection with the merger, Oasis filed the Registration Statement with the SEC that includes a joint proxy statement/prospectus of Whiting and Oasis. After the Registration Statement is declared effective by the SEC, Whiting and Oasis intend to mail a definitive proxy statement/prospectus to the stockholders of Whiting and the stockholders of Oasis. This communication is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Whiting or Oasis may file with the SEC and send to Whiting’s stockholders and/or Oasis’ stockholders in connection with the merger. INVESTORS AND SECURITY HOLDERS OF WHITING AND OASIS ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY WHITING AND OASIS WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WHITING, OASIS, THE MERGER, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors are able to obtain free copies of the Registration Statement and the joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Whiting and Oasis with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Whiting are available free of charge from Whiting’s website at www.whiting.com under the “Investor Relations” tab or by contacting Whiting’s Investor Relations Department at (303) 837-1661 or BrandonD@whiting.com. Copies of documents filed with the SEC by Oasis are available free of charge from Oasis’ website at www.oasispetroleum.com under the “Investor Relations” tab or by contacting Oasis’ Investor Relations Department at (281) 404-9600 or ir@oasispetroleum.com.

Participants in the Solicitation

Whiting, Oasis and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Whiting’s stockholders and Oasis’ stockholders in connection with the merger. Information regarding the executive officers and directors of Oasis is included in its definitive proxy statement for its 2022 annual meeting filed with the SEC on March 17, 2022. Information regarding the executive officers and directors of Whiting is included in Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, is set forth in the Registration Statement, the joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the merger. Free copies of these documents may be obtained as described in the paragraphs above.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Without limiting the generality of the foregoing, forward-looking statements contained in this report specifically include statements regarding the Company, Whiting and the combined companies’ plans and expectations with respect to the merger. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, risks that the proposed transaction with Whiting may not be consummated or the benefits contemplated therefrom may not be realized, the ability to obtain requisite regulatory and stockholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, changes in crude oil and natural gas prices, developments in the global economy, particularly the public health crisis related to the COVID-19 pandemic and the adverse impact thereof on demand for crude oil and natural gas, the outcome of government policies and actions, including actions taken to address the COVID-19 pandemic and to maintain the functioning of national and global economies and markets, the impact of Company actions to protect the health and safety of employees, vendors, customers, and communities, weather and environmental conditions, the timing of planned capital expenditures, availability of acquisitions, the ability to realize the anticipated benefits from the Williston Basin acquisition and Permian Basin divestitures, uncertainties in estimating proved reserves and forecasting production results, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Company's ability to access them, the proximity to and capacity of transportation facilities, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the Company’s business and other important factors that may impact the operations and projections discussed herein can be found in Oasis’ periodic filings with the U.S Securities and Exchange Commission, including Oasis Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Registration Statement. Additionally, the unprecedented nature of the COVID-19 pandemic and the related decline of the oil and gas exploration and production industry may make it particularly difficult to identify risks or predict the degree to which identified risks will impact the Company's business and financial condition. Because considerable uncertainty exists with respect to the future pace and extent of a global economic recovery from the effects of the COVID-19 pandemic, the Company cannot predict whether or when crude oil production and economic activities will return to normalized levels.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 4, 2022.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
THE INFORMATION CONTAINED IN ITEM 2.02 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: May 4, 2022	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary

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